American Century World Mutual Funds, Inc. Prospectus Supplement International Stock Fund
Supplement dated September 1, 2010 ¡ Prospectus dated March 1, 2010

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the International Stock Fund will be transferred to the American Century International Growth Fund in exchange for shares of the International Growth Fund.

Effective October 1, 2010, as of the close of the New York Stock Exchange, International Stock will be closed to all investments.

The reorganization is expected to be effective on October 29, 2010, as of the close of the New York Stock Exchange. International Stock’s Investor Class shareholders will receive shares of equal value of the corresponding class of International Growth on a tax-free basis in exchange for their shares of International Stock. The two funds’ investment objectives and strategies are substantially similar, and International Growth’s total expense ratio is expected to be lower than International Stock’s. The value of a shareholder’s account will not change as a result of the transaction.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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